EXHIBIT 32

                          TEMPCO, INC. AND SUBSIDIARIES

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Tempco, Inc. (the "Company") for the year ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Stanley
L. Schloz, President, Chief Executive and Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By: /s/ Stanley L. Schloz
    ---------------------
    Stanley L. Schloz
    President, Chief Executive and Financial Officer
    October 13, 2009